Exhibit 10.43

                                                                   Translation



DEBT ACKNOWLEDGEMENT AND OBLIGOR SUBSTITUTION AGREEMENT (THE "AGREEMENT") ENTERED INTO BY AND AMONG:

I. PANAMERICAN BEVERAGES INC., IN ITS CAPACITY AS ORIGINAL OBLIGOR (HEREINAFTER "PANAMCO HOLDING" OR THE "ORIGINAL OBLIGOR"), HEREIN REPRESENTED BY MR. PAULO J. SACCHI;

II. PANAMCO MEXICO, S. A. DE C.V., IN ITS CAPACITY AS SUBSTITUTE OBLIGOR (HEREINAFTER "PANAMCO MEXICO" OR THE "SUBSTITUTE OBLIGOR"), HEREIN REPRESENTED BY MESSRS. BENJAMIN SANTANA RUIZ AND GERARDO PINTO URRUTIA;

III. PANAMCO GOLFO, S.A. DE C. V. IN ITS CAPACITY AS JOINT OBLIGOR AND GUARANTOR (HEREINAFTER "PANAMCO GOLFO" OR THE "JOINT OBLIGOR AND GUARANTOR"), HEREIN REPRESENTED BY MESSRS. BENJAMIN SANTANA RUIZ AND GERARDO PINTO URRUTIA; AND

IV. BBVA BANCOMER, S. A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, IN ITS CAPACITY AS CREDITOR, HEREINAFTER "BANCOMER"), HEREIN REPRESENTED BY MESSRS. CARLOS DAVID VELAZQUEZ THIERRY AND EMILIO LEDESMA HEREDIA;


Pursuant to the following BACKGROUND, representations and clauses:

                                  BACKGROUND

On December 18, 2001, Bancomer and Panamco Holding entered into a loan agreement up to the amount of $ 465,000,000.00 MXP (four hundred and sixty five million Pesos 00/100 Mexican currency) with borrowings effective as of this date, wherein Panamco Mexico and Panamco Golfo acted as joint obligors and guarantors.

                                REPRESENTATIONS

I.   Panamco Holding hereby declares under affirmation:


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I.1. That it is corporation duly organized and existing under the laws of
Panama and that pursuant to its current corporate purpose it is fully authorized to enter into this Agreement and to assume the obligations attributable thereto herein.

I.2. That its representative has been conferred sufficient powers and authority to appear in its name and stead in the execution of this Agreement and that such powers and authority have not been amended, restricted or revoked as of this date.

I.3. That it acknowledges and accepts to be liable by the obligations derived from the loan agreement described in the Background section hereof.

I.4. That it has requested from Bancomer to accept, effective as of December 28, 2001, an obligor substitution with respect to the aggregate balance, as of said date, of the loan described in the Background section hereof.

II. The Substitute Debtor hereby declares under affirmation:

II.1. That it is a variable capital stock company duly organized and existing under the Mexican laws and that it has been authorized pursuant to its current corporate purpose to enter into this Agreement and to assume the obligations attributable thereto in said Agreement.

II.2 That its representatives have been conferred sufficient powers and authority to appear in its name and stead in the execution of this Agreement and that such powers and authority have not been amended, restricted or revoked as of this date.

II.3 That it has requested from Bancomer to accept, effective as of December 28, 2001, an obligor substitution with respect to the aggregate balance, as of said date, of the loan described in the Background section hereof.

II.4 That it is up to date in the payment of any and all taxes and dues attributable thereto and that, to the best of its knowledge, no judicial claims have been filed against it nor is there any action or proceeding which adversely affects or may adversely affect its performance of all the provisions set forth in this Agreement.

II.5 That it is free from labor disputes which may affect its payment capacity with respect to the obligations it shall assume by virtue of this Agreement.

II.6. The financial statements which have been already delivered to Bancomer and served as basis for entering into this Agreement, reflect in a accurate and faithful manner the financial condition of the company, and at the time of the execution hereof, there is no adverse change whatsoever which may affect in a significant manner its financial condition or operations.


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II.7 That it expressly states that it is willing to act as substitute obligor, effective as of December 28, 2001, with respect to the obligations incurred by the Original Obligor, as described in the Background of this Agreement, in the terms and conditions set forth below.

II.8 That it does not require any authorization, approval or action of any governmental authority or public or private entity for the execution and performance of the provisions of this Agreement.

III.     The Joint Obligor and Guarantor hereby declares under affirmation that:

III.1 it is a variable capital stock company duly organized and existing under the Mexican laws and that it has been authorized pursuant to its current corporate purpose to enter into this Agreement and to assume the obligations attributable thereto in said Agreement.

III.2 Its representatives herein has been conferred sufficient powers for the execution of this Agreement, and that the same have not been amended, restricted or revoked as of this date.

III.3 It gives hereby its express consent to the obligor substitution with respect to the loan granted by Bancomer to the Original Obligor.

IV.      Bancomer declares under affirmation that:

IV.1 It is a credit institution duly authorized and incorporated under the Mexican law.

IV.2 Its representative herein has been conferred sufficient powers for the execution of this Agreement, and that the same have not been amended or revoked.

IV.3 That based on the representations of the Original Obligor, the Substitute Obligor, and the Joint Obligor and Guarantor, and the information provided by the latter, it is willing to enter into this Agreement and to accept the obligor substitution, effective as of December 28, 2001, in the terms set forth herein.

In view of the preceding representations, the parties herein agree to the following:

                                 C L A U S E S

FIRST.  DEFINITIONS

The capitalized words or terms used in this Agreement shall have the following meaning unless a different meaning shall be attributed thereto herein.


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"Acknowledged Debt" shall mean the amount of $ 465,000,000.00 MXP (four hundred and sixty-five million Pesos 00/100 Mexican Currency) indebted by the Original Obligor to Bancomer as of the date of execution hereof, plus the amount of $ 1,033,333.33 MXP (one million thirty-three thousand three hundred and thirty-three Pesos 33/100 Mexican Currency) as interest to be generated by the Original Loan on the Substitution Date.

"Bancomer" means BBVA Bancomer, S. A., Institucion de Banca Multiple, Grupo Financiero Bancomer.

"Agreement" shall mean this Debt Acknowledgment and Obligor Substitution Agreement.

"Original Loan" shall mean the loan substantiated in the agreement mentioned in the Background section hereof.

"Original Obligor" shall mean Panamco Holding as obligor in the Original Loan.

"Substitute Obligor" shall mean Panamco Mexico.

"Substitution Date" shall mean December 28, 2001

"Joint Obligor and Guarantor" shall mean Panamco Golfo.

 "Panamco Golfo" shall mean Panamco Golfo, S. A. de C. V.

"Panamco Holding" shall mean Panamerican Beverages, Inc.

"Panamco Mexico" shall mean Panamco Mexico, S. A. de C. V.


SECOND.  DEBT ACKNOWLEDGMENT

Panamco Holding, as obligor of the loan described in the Background Section of this Agreement and the Joint Obligor and Guarantor of said loan, hereby expressly acknowledge and accept to have received from, and to owe to Bancomer, as of the date of execution of this Agreement, the amount of $ 465,000,000.00 MXP (four hundred and sixty-five million Pesos 00/100 Mexican Currency) as outstanding principal derived from the loan referred to in the Background section of this Agreement and that, as of the Substitution Date, they shall owe the interest caused in the amount of $ 1,033,333.33 MXP (one million thirty-three thousand three hundred and thirty-three 33/100 Mexican Pesos).

THIRD.  OBLIGOR SUBSTITUTION


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In terms of Articles 2051 (two thousand and fifty-one), 2055 (two thousand and fifty-five) and 2057 (two thousand and fifty-seven) of the Civil Code for the Federal District:

i) For purposes of the Eighth clause of the Agreement referred to in the Background section hereof, Bancomer herein gives its consent so that, effective on the Substitution Date, the Substitute Obligor shall assume any and all obligations incurred by the Original Obligor under the Original Loan, including the obligation to pay the Acknowledged Debt and the interest caused thereby in terms of the provisions of the Original Loan;

ii) The Joing Obligor and Guarantor hereby gives its consent to the above substitution and states that its joint obligation with respect to the Original Loan remains unchanged. Its joint obligation shall be in full force and effect as long as the balance of the Original Loan shall remain due and payable; and

iii) The Substitute Obligor hereby acknowledges that, on the Substitution Date, it shall have assumed each and every one of the obligations incurred by the Original Obligor under the Original Loan and that it shall owe to Bancomer the Acknowledged Debt and shall be bound to pay the interest caused thereby, as originally agreed upon pursuant to the Original Loan.

On the Substitution Date, Bancomer shall return to the Original Obligor the promissory note subscribed by the latter to substantiate the drawdown of the Original Loan against delivery of a promissory note in identical terms, subscribed by the Substitute Obligor in its capacity as main obligor, and by the Joint Obligor and Gurarantor, in its capacity as guarantor.

FOURTH.  SETTLEMENT

As a consequence of the obligor substitution referred to in the Third clause above, Bancomer shall release the Original Obligor effective on the Substitution Date, from any and all the obligations the Original Obligor is or may have been subject to pursuant to the contracts, agreements, negotiable instruments and any other documents substantiating the Original Loan.

FIFTH.  JOINT OBLIGATION AND GUARANTEE OF PANAMCO MEXICO

Effective on the Substitution Date, Panamco Mexico shall cease to act in its capacity as joint obligor and guarantor with respect to the obligations derived from the Original Credit.


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In the event Bancomer shall authorice the assignment of the obligations to be assumed by Panamco Mexico as of the Substitution Date, Panamco Mexico shall thereupon forthwith resume its capacity as joint obligor and guarantor in terms and conditions identical to those agreed upon in the Original Credit.



SEVENTH. CONSIDERATION

In consideration for the assumption of the obligations of the Original Obligor under the Original Loan, Pananco Holding shall pay to Panamco Mexico, on the Substitution Date, an amount equivalent to the Acknowledged Debt.

The consideration referred to in the preceding paragraph may be set off against any outstanding obligation of Panamco Mexico in favor of Panamco Holding effective on the Substitution Date.

EIGHTH.  GENERAL

7.1 Headlines. All Clause headlines or titles in this Agreement have been inserted for convenience or as reference only and under no circumstance shall they constitute an interpretation or shall be taken into consideration for the interpretation of the terms hereof or any of the respective Clauses. For purposes of the interpretation of each Clause of this Agreement, the parties shall exclusively refer to their contents and under no circumstance to their headline or title.

7.2 Notices and Addresses. All notifications and notices required to be given pursuant to this Agreement, shall be made in writing and delivered to the parties, return receipt requested or notified through a notary public at the following addresses:


If to Bancomer:                          Montes Urales No. 620, 2(degree)Piso
                                         Lomas de Chapultepec 11000
                                         Mexico, D. F.

If to Panamco Holding:                   Torre Dresdner Bank
                                         Calle 50, Piso 7
                                         C. P. 55-820 Cd. de Panama
                                         Republica de Panama

If to Panamco Mexico:                    Blvd. Manuel Avila Camacho No. 40,
                                         Piso 21
                                         Lomas de Chapultepec 11000
                                         Mexico, D. F.



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If to Panamco Golfo:                     Blvd. Manuel Avila Camacho No. 40,
                                         Piso 21
                                         Lomas de Chapultepec 11000
                                         Mexico, D. F.


         All notifications and notices shall take effect on the date of receipt thereof at the address of the addressee.

         All notices, notifications, proceedings as well as any other judicial or extrajudicial proceedings served at the above referred addresses shall take effect unless the parties shall give written notice of a change of address at least ten (10) days in advance.

7.3 Executive Title. This Agreement, together with the debt certification made by a Bancomer authorized accountant with respect to the Acknowledged Debt derived from the Original Loan, shall constitute an executive title against the Substitute Obligor, pursuant to the provisions of article 68 (sixty-eight) of the Credit Institutions Law.

7.4 Discount and Right Assignment. Bancomer is hereby authorized to assign or otherwise negotiate, even prior to the expiry of this Agreement, the creditor's rights derived from this Agreement the Original Loan.

7.5 Counterparts. This Agreement shall be executed in 3 (three) separate counterparts. Each one of said counterparts shall be deemed an original for any and all pertinent effects.

7.6 Waiver. The fault by any of the parties hereto in the exercise of any of the rights contemplated in this Agreement shall under no circumstance be deemed as a waiver of said rights, nor the individual or partial exercise by any of the parties of any right derived from this Agreement shall preclude any other right, power or privilege.

7.7 Fees and Expenses. The Substitute Obligor shall pay, on the date of execution hereof, or forthwith at the written request of Bancomer, without need of judicial requirement, as the case may be, any and all expenses derived from the preparation, performance and execution of this Agreement, including, but not limited to, any and all expenses, fees and commissions attributable to Bancomer's legal counsels.

7.8 Disclosure of Terms and Conditions. Except as provided in the Original Loan, the terms and conditions of this operation and the Original Loan shall not be made public unless consented to by the parties; the above without prejudice of the requirements which may be made by the competent authorities and the obligations attributable to the parties under applicable laws.


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7.9  Applicable Law and Jurisdiction. The parties expressly covenant that this
     Agreement shall be governed by the laws of Mexico. For the interpretation of, and compliance with, this Agreement, the parties submit to the jurisdiction and competence of the courts of the City of Mexico, Federal District and expressly waive any other jurisdiction they may be subject to by reason of their present or future domiciles.

The parties being aware of the contents of this Agreement, have executed it in the City of Mexico, Federal District on the eighteenth day of December in the year two thousand and one, to take effect on the twenty-eight day of December in the year two thousand and one.

The Original Obligor
--------------------
                                           (an illegible signature)
                                      -----------------------------------

                                      PANAMCO BEVERAGES S. A. DE C. V.
                                      Represented by: Paulo J. Sacchi

The Substitute Obligor
----------------------
                                             (an illegible signature)
                                      -------------------------------------

                                      PANAMCO MEXICO, S. A. DE C. V.
                                      Represented by: Benjamin Santana Ruiz and
                                                      Gerardo Pinto Urrutia

The Jont Obligor and Guarantor
------------------------------
                                             (an illegible signature)
                                      --------------------------------

                                      PANAMCO GOLFO, S. A. DE C. V.
                                      Represented by: Benjamin Santana Ruiz and
                                                      Gerardo Pinto Urrutia


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BANCOMER
--------
                                   (an illegible signature)
                             --------------------------------

                            BBVA BANCOMER, S. A.,
                            INSTITUCION DE BANCA MULTIPLE
                            GRUPO FINANCIERO BBVA BANCOMER
                            Represented by: Carlos David Velazquez Thierry
                                            and Emilio Ledesma Heredia

Witnesses
---------
                                   (an illegible signature)

                              -----------------------------------

                              (1)   Horacio M. de Uriarte Flores



                                   (an illegible signature)

                              -----------------------------------

                              (2)   Jose Luis Romero R.